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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 2, 2003
                Date of Report (Date of earliest event reported)


                          LIGHTPATH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-27548               86-0708398
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)


                      2603 CHALLENGER TECH COURT, SUITE 100
                             ORLANDO, FLORIDA 32826
           (Address of principal executive office, including zip code)


                                 (407) 382-4003
              (Registrant's telephone number, including area code)


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                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 7. EXHIBITS.

     Exhibit     Description
     -------     -----------
      99.1       Press release dated July 2, 2003, reporting projected financial results for the fourth quarter of fiscal 2003, which ended June
                 30, 2003.


ITEM 9. REGULATION FD DISCLOSURE

     The information in this report is being furnished (i) pursuant to Regulation FD, and (ii) pursuant to Item 12 Results of Operations and Financial Condition (in accordance with SEC interim guidance issued March 28, 2003). In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

     On July 2, 2003, LightPath Technologies, Inc. a Delaware corporation (the "Company"), issued a press release reporting projected financial results for the fourth quarter of fiscal 2003, which ended on June 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                        LIGHTPATH TECHNOLOGIES, INC.


Dated: July 2, 2003                     By: /s/ Todd Childress
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                                            TODD CHILDRESS, CFO